UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

FORM N-Q

APRIL 30, 2017

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 46.9%
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 1.1%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	600,000		$604,500	(a)
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	700,000		738,136
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	1,050,000		1,042,125	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,800,000		1,878,876	(a)

Total Auto Components					4,263,637

Diversified Consumer Services - 0.4%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,284,127	(c)

Hotels, Restaurants & Leisure - 1.9%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	750,000		783,750	(a)
Aramark Services Inc., Senior Notes	5.000%	4/1/25	610,000		638,975	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	360,000		376,427	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	620,000		637,050	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	810,000		911,250
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,610,000		1,654,275	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	180,000		195,975
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	410,000		439,979	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	404,000		430,260	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	1,150,000		1,206,063	(a)

Total Hotels, Restaurants & Leisure					7,274,004

Household Durables - 0.4%
Lennar Corp., Senior Notes	4.500%	4/30/24	460,000		465,750
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	1,010,000		1,060,500

Total Household Durables					1,526,250

Media - 3.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		438,900	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	500,000		511,250	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	60,000		64,411
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000		206,869
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	340,000		400,684
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		821,925
DISH DBS Corp., Senior Notes	7.750%	7/1/26	730,000		856,837
Entertainment One Ltd., Senior Secured Bonds	6.875%	12/15/22	310,000	GBP	439,655	(a)
EW Scripps Co., Senior Notes	5.125%	5/15/25	630,000		648,113	(a)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	540,000		562,950	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	660,000		690,525	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	1,220,000		1,287,100	(a)
Sinclair Television Group Inc., Senior Notes	6.125%	10/1/22	260,000		273,029
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	500,000		500,000	(a)
Viacom Inc., Senior Notes	3.450%	10/4/26	780,000		750,831
Viacom Inc., Senior Notes	4.375%	3/15/43	920,000		821,508

Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	760,000	GBP	1,061,037	(c)
Vue International Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	1,020,411	(c)

Total Media					11,356,035

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Multiline Retail - 0.6%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,010,000		$1,076,660
Jo-Ann Stores Holdings Inc., Senior Notes	9.750%	10/15/19	1,280,000		1,248,000	(a)(b)

Total Multiline Retail					2,324,660

Specialty Retail - 0.6%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	810,000	GBP	1,090,572	(c)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	610,000		523,838	(a)
PetSmart Inc., Senior Notes	7.125%	3/15/23	300,000		274,875	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	370,000		382,950	(a)

Total Specialty Retail					2,272,235

Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	30,000		29,925	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	2,430,000		2,430,000	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	220,000		227,975

Total Textiles, Apparel & Luxury Goods					2,687,900

TOTAL CONSUMER DISCRETIONARY					32,988,848

CONSUMER STAPLES - 2.4%
Beverages - 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000		1,512,000	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	590,000		601,800	(a)

Total Beverages					2,113,800

Food & Staples Retailing - 0.6%
Cencosud SA, Senior Notes	5.500%	1/20/21	1,030,000		1,114,883	(c)
CVS Health Corp., Senior Notes	5.125%	7/20/45	330,000		370,224
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	690,000		746,698	(c)

Total Food & Staples Retailing					2,231,805

Food Products - 1.0%
Grupo Bimbo SAB de CV, Senior Notes	4.500%	1/25/22	1,200,000		1,269,477	(c)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000		215,982
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	130,000		137,475
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	10,000		10,342
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	120,000		127,321
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	380,000		393,300	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	530,000		547,888	(a)
Post Holdings Inc., Senior Notes	5.500%	3/1/25	400,000		420,000	(a)
Post Holdings Inc., Senior Notes	5.000%	8/15/26	330,000		329,175	(a)
Post Holdings Inc., Senior Notes	5.750%	3/1/27	380,000		396,625	(a)

Total Food Products					3,847,585

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	610,000		529,022
Reynolds American Inc., Senior Notes	3.250%	6/12/20	113,000		116,532
Reynolds American Inc., Senior Notes	5.850%	8/15/45	310,000		367,655

Total Tobacco					1,013,209

TOTAL CONSUMER STAPLES					9,206,399

ENERGY - 7.3%
Energy Equipment & Services - 0.8%
Ensco PLC, Senior Notes	8.000%	1/31/24	160,000		159,600
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,370,000		1,304,925	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	720,000		740,700	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	710,000		653,200
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000		341,250	*(a)(d)(e)(f)

Total Energy Equipment & Services					3,199,675

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 6.5%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	630,000	$748,797
Apache Corp., Senior Notes	4.250%	1/15/44	410,000	388,957
Berry Petroleum Co. Escrow	—	—	220,000	0	*(e)(f)(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	420,000	432,600	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	550,000	467,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	520,000	605,800	(a)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	980,000	967,750
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	450,000	446,625	(a)
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	600,000	600,000	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	520,000	572,338	(a)
DCP Midstream Partners LP, Senior Notes	4.950%	4/1/22	280,000	287,874
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000	53,654
Devon Energy Corp., Senior Notes	5.000%	6/15/45	980,000	999,589
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	430,000	433,225	(a)
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	250,000	260,000	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	440,000	394,900	(a)
Exterran Energy Solutions LP/EES Finance Corp., Senior Notes	8.125%	5/1/25	580,000	599,937	(a)
Gazprom OAO Via Gaz Capital SA, Senior Notes	4.950%	3/23/27	1,140,000	1,150,114	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	250,000	258,437
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	502,500
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,360,000	1,353,443	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	580,000	520,550	(a)
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	140,000	147,643
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	480,000	510,000	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.250%	8/15/25	190,000	192,375	(a)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,560,000	1,396,980
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000	1,267,425
Range Resources Corp., Senior Notes	5.000%	3/15/23	640,000	636,000	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	518,090
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	234,847
Rice Energy Inc., Senior Notes	6.250%	5/1/22	800,000	840,504
Rice Energy Inc., Senior Notes	7.250%	5/1/23	130,000	141,050
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,050,000	1,165,500	(a)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	2,568	*(h)
Shell International Finance BV, Senior Notes	4.550%	8/12/43	120,000	126,815
Shell International Finance BV, Senior Notes	4.375%	5/11/45	650,000	668,957
Shell International Finance BV, Senior Notes	4.000%	5/10/46	60,000	58,425
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000	714,150
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	2,100,000	2,730,000

WPX Energy Inc., Senior Notes	6.000%	1/15/22	140,000	142,800
WPX Energy Inc., Senior Notes	8.250%	8/1/23	670,000	750,400
WPX Energy Inc., Senior Notes	5.250%	9/15/24	230,000	225,400

Total Oil, Gas & Consumable Fuels				24,514,519

TOTAL ENERGY				27,714,194

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
FINANCIALS - 8.6%
Banks - 5.2%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000		$251,554	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	340,000		372,938
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000		359,227	(i)(j)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	860,000		904,613	(i)(j)
Citigroup Inc., Senior Notes	4.650%	7/30/45	553,000		578,856
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	450,000		468,490
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	400,000		397,671
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	420,000		499,604
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	440,000		492,527	(a)(i)(j)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	710,000		785,391	(a)(i)(j)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000		324,243	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	400,000		415,000	(i)(j)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000		521,985
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		1,040,203	(c)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,500,000		1,431,253	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	350,000		345,295	(a)
Itau CorpBanca, Senior Bonds	3.875%	9/22/19	1,210,000		1,250,307	(c)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,290,000		1,297,095	(c)
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	680,000		667,464
Lloyds Banking Group PLC, Junior Subordinated Bonds	7.500%	6/27/24	230,000		248,400	(i)(j)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,540,000		1,602,040
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000		1,287,011	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	270,000		292,140	(i)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		161,999
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	460,000		473,625
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	170,000		173,927
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	790,000	GBP	1,091,981	(c)(i)(j)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	1,080,000		1,093,128	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		730,552	(a)

Total Banks					19,558,519

Capital Markets - 0.2%
Credit Suisse Group AG, Junior Subordinated Notes	7.500%	12/11/23	270,000		300,077	(a)(i)(j)
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	370,000		366,166
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		159,067
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		85,487	(a)

Total Capital Markets					910,797

Consumer Finance - 0.5%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,552,950	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	410,000		387,450	(a)

Total Consumer Finance					1,940,400

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	250,000		$266,419
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	250,000		265,633
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	840,000		910,819
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	370,000		367,687	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,702,415	(c)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	215,000		216,518
Goodman HK Finance, Senior Notes	4.375%	6/19/24	990,000		1,038,702	(c)
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	800,000	GBP	1,076,321	(c)(i)(j)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	622,000		659,320	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,050,000		1,113,000	(a)

Total Diversiified Financial Services					7,616,834

Insurance - 0.2%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	762,257	(c)

Thrifts & Mortgage Finance - 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,870,000		1,898,050	(a)

TOTAL FINANCIALS					32,686,857

HEALTH CARE - 3.2%
Biotechnology - 0.1%
Celgene Corp., Senior Notes	5.000%	8/15/45	250,000		267,856

Health Care Equipment & Supplies - 0.2%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	410,000		363,875	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	560,000		564,200

Total Health Care Equipment & Supplies					928,075

Health Care Providers & Services - 2.2%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,440,000		1,224,000
Centene Corp., Senior Notes	4.750%	5/15/22	570,000		594,225
Centene Corp., Senior Notes	4.750%	1/15/25	1,050,000		1,069,687
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	450,000		459,563
DaVita Inc., Senior Notes	5.000%	5/1/25	770,000		777,700
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	490,000		505,925	(a)
HCA Inc., Senior Bonds	5.375%	2/1/25	1,290,000		1,346,437
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	490,000		480,200
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	490,000	EUR	597,367	(c)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	470,000		479,400
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	900,000		916,875

Total Health Care Providers & Services					8,451,379

Pharmaceuticals - 0.7%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		298,439
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	70,000		71,569
Actavis Inc., Senior Notes	4.625%	10/1/42	10,000		9,905
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	50,000		43,063	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	290,000		250,488	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	140,000		116,375	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	570,000		441,037	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	890,000		722,012	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	640,000		654,400	(a)

Total Pharmaceuticals					2,607,288

TOTAL HEALTH CARE					12,254,598

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INDUSTRIALS - 5.0%
Aerospace & Defense - 0.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	530,000		$536,625	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	707,000		730,642	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,090,000		1,134,963

Total Aerospace & Defense					2,402,230

Air Freight & Logistics - 0.4%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	750,000		708,750
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	520,000		552,500	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	190,000		200,212	(a)

Total Air Freight & Logistics					1,461,462

Airlines - 0.2%
American Airlines Group Inc., Senior Notes	4.625%	3/1/20	150,000		153,187	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	205,815		234,372
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	188,678		193,631

Total Airlines					581,190

Commercial Services & Supplies - 1.4%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	420,000		433,650	(a)
ADT Corp., Senior Secured Notes	4.125%	6/15/23	420,000		410,550
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	520,000		538,200	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	950,000		981,094	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.875%	4/15/23	290,000		310,300	(a)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,200,000		1,237,500
West Corp., Senior Notes	5.375%	7/15/22	1,230,000		1,246,912	(a)

Total Commercial Services & Supplies					5,158,206

Construction & Engineering - 0.4%
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	510,000		527,850	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	238,566		240,952	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	410,000		427,937	(a)
Tutor Perini Corp., Senior Notes	6.875%	5/1/25	340,000		357,850	(a)

Total Construction & Engineering					1,554,589

Electrical Equipment - 0.4%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,398,832	(c)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	170,589	(a)

Total Electrical Equipment					1,569,421

Industrial Conglomerates - 0.0%
General Electric Co., Subordinated Notes	5.300%	2/11/21	75,000		83,347

Machinery - 0.7%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	670,000		684,237	(a)
BlueLine Rental Finance Corp/BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	470,000		492,325	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	670,000		622,262	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	260,000		266,988	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	30,000		24,450	(a)
Terex Corp., Senior Notes	5.625%	2/1/25	500,000		511,875	(a)

Total Machinery					2,602,137

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Marine - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		$1,290,600	(a)

Trading Companies & Distributors - 0.1%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	520,000		449,800	(a)

Transportation - 0.5%
Great Rolling Stock Co., Ltd., Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,496,184	(c)
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes	10.750%	4/1/20	371,974		223,185	(a)(b)

Total Transportation					1,719,369

TOTAL INDUSTRIALS					18,872,351

INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	400,000		404,500	(a)

Internet Software & Services - 0.4%
Alibaba Group Holding Ltd., Senior Notes	3.125%	11/28/21	1,280,000		1,302,482

IT Services - 0.0%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	230,000		117,300	(a)

Software - 0.1%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	260,000		282,193	(a)

TOTAL INFORMATION TECHNOLOGY					2,106,475

MATERIALS - 5.5%
Chemicals - 0.1%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	455,129		456,267	(a)(b)

Construction Materials - 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	930,000		1,003,238	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	480,000		504,000	(a)

Total Construction Materials					1,507,238

Containers & Packaging - 1.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	220,000		240,350	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,150,000		1,191,687	(a)
Flex Acquisition Co. Inc., Senior Notes	6.875%	1/15/25	530,000		546,894	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,260,000		1,417,500
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000		55,250
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000		403,000	(a)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	1,110,000		1,142,745	(c)

Total Containers & Packaging					4,997,426

Metals & Mining - 3.5%
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	420,000		423,242	(a)
Arconic Inc., Senior Notes	5.125%	10/1/24	630,000		663,075
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	878,000		955,976
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	560,000		571,550	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	770,000		787,325	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	340,000		352,538	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - (continued)
Freeport-McMoRan Inc., Senior Notes	6.625%	5/1/21	240,000		$247,200	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,190,000		1,124,550
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,860,000		1,866,834	(a)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	240,000		256,500	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	570,000		613,462	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	381,161		9,053	*(a)(d)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,679		0	(a)(e)(f)(g)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	6/15/25	1,290,000		1,345,009
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	410,000		449,073
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000		902,708
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,770,000		2,801,603

Total Metals & Mining					13,369,698

Paper & Forest Products - 0.2%
Tembec Industries Inc., Senior Secured Notes	9.000%	12/15/19	520,000		534,300	(a)

TOTAL MATERIALS					20,864,929

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 0.7%
CoreCivic Inc., Senior Notes	5.000%	10/15/22	560,000		582,400
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,000,000		1,032,500
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	160,000		170,797
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000		733,546	(a)

Total Equity Real Estate Investment Trusts (REITs)					2,519,243

Real Estate Management & Development - 0.5%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	610,000		640,895	(c)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,340,358	(c)

Total Real Estate Management & Development					1,981,253

TOTAL REAL ESTATE					4,500,496

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 1.3%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	660,000		684,750	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	390,000		376,838
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	725,000		753,094	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,080,000		1,104,300	(a)
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	1,780,000		1,892,889

Total Diversified Telecommunication Services					4,811,871

Wireless Telecommunication Services - 1.5%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,060,000		1,124,925	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	810,000		887,962	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000,000		1,233,120
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	580,000		735,150
Sprint Corp., Senior Notes	7.625%	2/15/25	755,000		844,656
Telefonica Europe BV, Junior Subordinated Bonds	6.750%	11/26/20	700,000	GBP	986,016	(c)(i)(j)

Total Wireless Telecommunication Services					5,811,829

TOTAL TELECOMMUNICATION SERVICES					10,623,700

UTILITIES - 1.6%
Electric Utilities - 0.6%
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,250,000		1,296,875	(a)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	740,000	GBP	1,077,055	(c)(i)

Total Electric Utilities					2,373,930

Gas Utilities - 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	140,000		140,350

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power and Renewable Electricity Producers - 0.7%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,708,538		$2,447,842

Water Utilities - 0.3%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	1,122,995	(c)

TOTAL UTILITIES					6,085,117

TOTAL CORPORATE BONDS & NOTES (Cost - $178,830,737)					177,903,964

ASSET-BACKED SECURITIES - 7.8%
Aames Mortgage Investment Trust, 2005-1 M6	2.296%	6/25/35	1,440,000		1,050,151	(i)
Accredited Mortgage Loan Trust, 2007-1 M2	1.261%	2/25/37	1,920,000		1,262,682	(i)
American Money Management Corp., 2017-20A E	6.962%	4/17/29	900,000		851,708	(a)(i)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.791%	8/25/32	228,063		213,439	(i)
Ares CLO Ltd., 2016-40A D	7.758%	10/15/27	500,000		504,807	(a)(i)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.844%	4/15/33	52,624		52,090	(i)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2005-HE6 M4	1.951%	7/25/35	1,450,000		1,398,338	(i)
Catskill Park CLO Ltd., 2017-1A D	7.085%	4/20/29	1,000,000		970,000	(a)(e)(f)(i)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.866%	6/25/34	498,336		473,744	(i)
Greenpoint Manufactured Housing, 1999-2 A2	4.494%	3/18/29	400,000		375,563	(i)
Greenpoint Manufactured Housing, 1999-3 2A2	4.890%	6/19/29	250,000		240,919	(f)(i)
Greenpoint Manufactured Housing, 1999-4 A2	4.494%	2/20/30	250,000		243,840	(f)(i)
GSAMP Trust, 2006-S2 A2	1.191%	1/25/36	257,378		40,144	(i)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	13,208,074		1,964,133	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000		752,179	(a)
Kabbage Funding LLC, 2017-1 B	5.794%	3/15/22	1,000,000		1,015,780	(a)
Madison Park Funding Ltd., 2015-18A E1	6.506%	10/21/26	500,000		491,164	(a)(i)
MidOcean Credit CLO, 2015-4A D	5.058%	4/15/27	250,000		247,944	(a)(i)
National Collegiate Student Loan Trust, 2007-4 A3L	1.841%	3/25/38	2,559,722		1,601,906	(i)
Oaktree CLO Ltd., 2015-1A D	6.630%	10/20/27	2,200,000		2,136,521	(a)(i)
Ocean Trails CLO, 2016-6A E	8.908%	7/15/28	500,000		506,511	(a)(i)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.524%	10/15/37	1,165,146		1,031,084	(i)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.554%	4/15/37	985,149		916,746	(i)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.771%	1/25/31	31,845		23,792	(i)
Regatta IV Funding Ltd., 2014-1A D	4.656%	7/25/26	500,000		497,481	(a)(i)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	2.116%	8/25/33	88,701		82,282	(i)
SACO I Trust, 2006-4 A1	1.331%	3/25/36	87,520		163,698	(i)
SACO I Trust, 2006-6 A	1.251%	6/25/36	475,165		970,554	(i)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092		1,397,760	(a)(e)(f)
SoFi Consumer Loan Program, 2017-1 A	3.280%	1/26/26	812,849		820,586	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	1.211%	2/25/36	3,237,170		228,868	(a)(i)
Thayer Park CLO Ltd., 2017-1A D	7.188%	4/20/29	900,000		888,822	(a)(i)
Venture CDO Ltd., 2012-10A DRR	5.206%	4/20/27	900,000		899,982	(a)(i)

Voya CLO Ltd., 2015-1A D	6.758%	4/18/27	250,000		249,411	(a)(i)
Washington Mutual Inc. Asset-Backed Certificates, 2007-HE4 1A	1.161%	7/25/47	7,275,951		5,098,887	(i)

TOTAL ASSET-BACKED SECURITIES (Cost - $31,944,068)					29,663,516

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.4%
Banc of America Funding Corp., 2015-R3 1A2	1.172%	3/27/36	2,978,615	$1,785,927	(a)(i)
Banc of America Funding Corp., 2015-R4 6A3	1.121%	8/27/36	1,640,000	1,207,637	(a)(i)
Banc of America Mortgage Securities Inc., 2005-3 A4	3.647%	4/25/35	59,727	55,816	(i)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	9.473%	12/15/19	1,900,000	1,902,683	(a)(i)
Bank of America Merrill Lynch Large Loan Inc., 2016-GG10 AJA	6.041%	7/10/17	1,163,114	834,069	(a)(i)
BCAP LLC Trust, 2011-RR2 1A4	3.547%	7/26/36	4,313,815	2,582,563	(a)(i)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.429%	6/11/50	410,000	412,089	(i)
CGBAM Commercial Mortgage Trust, 2016-IMC E	8.394%	11/15/21	1,870,000	1,854,617	(a)(i)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.333%	12/10/49	2,416,000	1,485,840	(i)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000	465,965	(a)(i)
Citigroup Commercial Mortgage Trust, 2015-SSHP F	3.856%	9/15/27	2,750,000	2,613,929	(a)(i)
Commercial Mortgage Trust, 2013-CR7 G	4.494%	3/10/46	1,500,000	970,825	(a)(i)
Commercial Mortgage Trust, 2015-CR25 E	4.698%	8/10/48	1,500,000	1,003,599	(a)(i)
Commercial Mortgage Trust, 2015-CR25 F	4.698%	8/10/48	700,000	333,691	(a)(i)
Countrywide Alternative Loan Trust, 2005-IM1 A1	1.291%	1/25/36	271,489	242,643	(i)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	24.638%	7/25/36	522,967	747,947	(i)
Credit Suisse Mortgage Trust, 2006-1 1A2	25.077%	2/25/36	689,008	943,141	(i)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.417%	6/15/38	353,594	194,352	(i)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	258,470	240,804
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.978%	6/27/46	650,305	624,516	(a)(i)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	439,192	(a)
Credit Suisse Mortgage Trust, 2015-12R 2A2	1.278%	11/30/37	2,120,000	1,363,584	(a)(i)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	934,696	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	1.204%	3/19/45	174,682	156,888	(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3 M2	3.841%	4/25/28	853,778	886,947	(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.741%	3/25/25	1,131,076	1,452,197	(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.891%	7/25/28	470,000	490,343	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X3, IO	1.375%	8/25/42	19,810,000	1,106,806	(i)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1M2	5.232%	1/25/29	2,770,000	3,036,923	(a)(i)
Federal National Mortgage Association (FNMA) - CAS, 2017-C01 1M1	2.282%	7/25/29	905,841	917,298	(a)(i)
GE Business Loan Trust, 2006-2A D	1.744%	11/15/34	204,844	185,772	(a)(i)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	110,000	59,950	(i)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	584,953	502,292	(i)
Government National Mortgage Association (GNMA), 2011-127, IO	0.664%	3/16/47	3,006,736	74,194	(i)
Government National Mortgage Association (GNMA), 2012-55, IO	0.857%	4/16/52	5,353,375	159,206	(i)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Government National Mortgage Association (GNMA), 2015-41, IO	0.770%	9/16/56	3,326,183	$197,742	(i)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	195,919	185,151
Impac CMB Trust, 2005-5 A1	1.631%	8/25/35	201,577	178,610	(i)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.250%	3/25/35	160,568	158,688	(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	950,000	665,000
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	312,750	(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,780,000	1,549,320	(i)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.456%	9/15/45	430,000	367,816	(i)
Lone Star Portfolio Trust, 2015-LSMZ M	7.500%	9/15/20	1,392,368	1,382,634	(a)(i)
Lone Star Portfolio Trust, 2015-LSP F	7.894%	9/15/28	1,621,123	1,576,119	(a)(i)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	33,867	34,634	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	267,987	227,889	(i)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	52,650	44,772	(a)(i)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,432,000	1,132,712	(i)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.679%	10/15/48	1,740,000	1,160,135	(a)(i)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.679%	10/15/48	780,000	437,408	(a)(i)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,050,050	850,567
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	546,525	509,908
Morgan Stanley Capital I Trust, 2007-IQ15 AJ	6.126%	6/11/49	320,000	305,113	(i)
Multifamily Trust, 2016-1 B	9.644%	4/25/46	2,320,409	2,555,453	(a)(i)
Nomura Resecuritization Trust, 2015-4R 2A2	0.918%	10/26/36	2,246,781	1,558,482	(a)(i)
Nomura Resecuritization Trust, 2015-8R 4A4	1.468%	11/25/47	2,690,000	1,223,619	(a)(i)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	1.192%	5/25/46	301,857	231,754	(i)
Towd Point Mortgage Trust, 2016-3 A1	2.250%	4/25/56	749,343	744,508	(a)(i)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	470,000	301,370	(a)(i)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	830,000	388,748	(a)(i)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.781%	1/15/45	1,450,000	1,427,418	(a)(i)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	1.261%	12/25/45	120,225	114,913	(i)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	483,534	485,006	(a)(i)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	3.109%	4/25/36	31,399	31,441	(i)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000	1,617,603	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000	338,891	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $57,118,649)				54,565,115

CONVERTIBLE BONDS & NOTES - 0.9%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Liberty Media Corp.-Liberty Formula One, Senior Notes	1.000%	1/30/23	80,000	90,250	(a)

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	90,000	88,987	(a)
Ensco Jersey Finance Ltd., Senior Notes	3.000%	1/31/24	70,000	64,969	(a)
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	780,000	693,225

TOTAL ENERGY				847,181

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	300,000	$280,125	(a)

Internet Software & Services - 0.2%
Akamai Technologies Inc., Senior Bonds	0.000%	2/15/19	330,000	329,177
WebMD Health Corp., Notes	2.625%	6/15/23	540,000	522,787	(a)

Total Internet Software & Services				851,964

Semiconductors & Semiconductor Equipment - 0.4%
Microchip Technology Inc., Junior Subordinated Notes	2.250%	2/15/37	270,000	280,125	(a)
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	530,000	545,238	(a)
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	560,000	562,100	(a)

Total Semiconductors & Semiconductor Equipment				1,387,463

TOTAL INFORMATION TECHNOLOGY				2,519,552

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $3,432,533)				3,456,983

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,787	2,862
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	319	354

Total FHLMC				3,216

FNMA - 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	10,734	12,314

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $13,999)				15,530

SENIOR LOANS - 8.9%
CONSUMER DISCRETIONARY - 4.1%
Diversified Consumer Services - 0.2%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan	4.250%	5/2/22	568,575	575,022	(k)(l)

Hotels, Restaurants & Leisure - 0.7%
1011778 B.C. Unlimited Liability Co., Term Loan B3	3.250 - 3.397%	2/16/24	365,790	366,438	(k)(l)
Boyd Gaming Corp., 2017 Term Loan B2	3.445%	9/15/23	100,115	100,714	(k)(l)
Hilton Worldwide Finance LLC, Term Loan B2	2.991%	10/25/23	541,033	546,105	(k)(l)
Landry’s Inc., 2016 Term Loan B	3.733%	10/4/23	701,819	703,485	(k)(l)
Scientific Games International Inc., 2017 Term Loan B3	4.994%	10/1/21	758,474	770,326	(k)(l)(m)
Station Casinos LLC, 2016 Term Loan B	3.500%	6/8/23	345,264	346,091	(k)(l)

Total Hotels, Restaurants & Leisure				2,833,159

Media - 1.8%
Acosta Holdco Inc., 2015 Term Loan	4.250%	9/26/21	892,739	833,033	(k)(l)
CBS Radio Inc., Term Loan B	4.500%	10/17/23	325,138	328,714	(k)(l)
Charter Communications Operating LLC, 2016 Term Loan I Add	3.243%	1/15/24	528,273	531,575	(k)(l)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan	3.982%	12/8/23	456,000	459,133	(k)(l)
Numericable U.S. LLC, USD Term Loan B10	4.422%	1/14/25	694,510	695,812	(k)(l)
Univision Communications Inc., Term Loan C5	3.750%	3/15/24	773,344	768,887	(k)(l)
UPC Financing Partnership, USD Term Loan AP	3.744%	4/15/25	3,000,000	3,014,625	(k)(l)
Ziggo Secured Finance Partnership, USD Term Loan E	3.494%	4/15/25	180,000	180,289	(k)(l)

Total Media				6,812,068

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Multiline Retail - 0.1%
Neiman Marcus Group Ltd. LLC, 2020 Term Loan	4.250%	10/25/20	333,114	$266,616	(k)(l)

Specialty Retail - 1.2%
Academy Ltd., 2015 Term Loan B	4.999 - 5.172%	7/1/22	981,625	688,774	(k)(l)
Bass Pro Group LLC, Term Loan B	6.147%	12/16/23	330,000	322,060	(k)(l)
CWGS Group LLC, 2016 Term Loan	4.736 - 4.743%	11/8/23	528,675	533,037	(k)(l)
Leslie’s Poolmart Inc., 2016 Term Loan	4.774%	8/16/23	358,200	360,252	(k)(l)(m)
Michaels Stores Inc., 2016 Term Loan B1	3.750%	1/30/23	743,829	743,984	(k)(l)
Party City Holdings Inc., 2016 Term Loan	4.0300 - 4.180%	8/19/22	421,563	421,676	(k)(l)
Petco Animal Supplies Inc., 2017 Term Loan B	4.172%	1/26/23	754,321	687,375	(k)(l)
PetSmart Inc., Term Loan B2	4.020%	3/11/22	1,060,295	978,785	(k)(l)

Total Specialty Retail				4,735,943

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.550%	10/28/20	627,200	421,792	(k)(l)

TOTAL CONSUMER DISCRETIONARY				15,644,600

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Albertsons LLC, USD 2016 Term Loan B6	4.302%	6/22/23	251,370	252,765	(k)(l)

FINANCIALS - 0.3%
Capital Markets - 0.2%
RPI Finance Trust, Term Loan B6	—	3/27/23	601,680	604,782	(m)

Diversified Financial Services - 0.1%
UFC Holdings LLC, First Lien Term Loan	4.250%	8/18/23	567,150	571,201	(k)(l)

TOTAL FINANCIALS				1,175,983

HEALTH CARE - 1.2%
Health Care Providers & Services - 0.8%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	365,510	364,825	(k)(l)
DaVita HealthCare Partners Inc., Term Loan B	3.743%	6/24/21	358,159	362,666	(k)(l)
HCA Inc., Term Loan B8	—	2/15/24	750,000	758,035	(m)
Jaguar Holding Co. II, 2015 Term Loan B	4.250 - 4.397%	8/18/22	823,913	829,475	(k)(l)
MPH Acquisition Holdings LLC, 2016 Term Loan B	4.897%	6/7/23	645,066	654,205	(k)(l)

Total Health Care Providers & Services				2,969,206

Health Care Technology - 0.2%
Change Healthcare Holdings Inc., 2017 Term Loan B	3.750%	3/1/24	750,000	753,014	(k)(l)

Pharmaceuticals - 0.2%
Catalent Pharma Solutions Inc., USD Term Loan B	3.750%	5/20/21	207,457	210,137	(k)(l)
DPx Holdings BV, 2017 USD Term Loan	4.406%	4/30/24	362,544	363,949	(f)(k)(l)
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.740%	4/1/22	251,452	253,049	(k)(l)

Total Pharmaceuticals				827,135

TOTAL HEALTH CARE				4,549,355

INDUSTRIALS - 0.5%
Air Freight & Logistics - 0.2%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2	3.743%	3/20/22	250,000	254,063	(k)(l)
XPO Logistics Inc., 2017 Term Loan B	3.405%	11/1/21	560,000	564,102	(k)(l)

Total Air Freight & Logistics				818,165

Airlines - 0.0%
Air Canada, 2016 Term Loan B	3.900%	10/6/23	140,345	141,456	(k)(l)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Building Products - 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan	4.243%	11/15/23	367,080	$370,216	(k)(l)

Commercial Services & Supplies - 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan	4.000 - 6.000%	12/18/20	127,374	128,030	(k)(l)

Marine - 0.1%
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	197,403	180,130	(f)(k)(l)

Professional Services - 0.1%
Trans Union LLC, Term Loan B2	3.493%	4/9/23	358,157	361,783	(k)(l)

TOTAL INDUSTRIALS				1,999,780

INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.3%
Ancestry.com Operations Inc., 2017 First Lien Term Loan	4.250%	10/19/23	980,100	990,820	(k)(l)

IT Services - 0.1%
First Data Corp., 2017 Term Loan	3.491%	4/26/24	392,030	392,711	(k)(l)

Software - 0.1%
MA FinanceCo., LLC, 2017 Term Loan B2	—	11/20/21	50,302	50,553	(m)
Seattle Spinco Inc., USD Term Loan B3	—	4/30/24	339,698	341,397	(m)

Total Software				391,950

Technology Hardware, Storage & Peripherals - 0.2%
Dell Inc., Term Loan A2	3.250%	9/7/21	770,127	772,052	(k)(l)

TOTAL INFORMATION TECHNOLOGY				2,547,533

MATERIALS - 0.7%
Construction Materials - 0.1%
American Builders & Contractors Supply Co. Inc., Term Loan B	3.743%	10/31/23	542,574	546,699	(k)(l)

Containers & Packaging - 0.6%
Berry Plastics Group Inc., Term Loan I	3.493 - 3.524%	10/1/22	544,616	548,889	(k)(l)
BWAY Holding Co., 2017 Term Loan B	4.233%	4/3/24	390,000	388,816	(k)(l)
Flex Acquisition Co. Inc., First Lien Term Loan	4.398%	12/29/23	368,000	370,668	(k)(l)
Reynolds Group Holdings Inc., USD 2017 Term Loan	3.993%	2/5/23	816,000	820,975	(k)(l)

Total Containers & Packaging				2,129,348

TOTAL MATERIALS				2,676,047

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Communications Sales & Leasing Inc., 2017 Term Loan B	4.000%	10/24/22	567,154	568,356	(k)(l)
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B	3.493%	4/25/23	535,718	538,061	(k)(l)

TOTAL REAL ESTATE				1,106,417

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Level 3 Financing Inc., 2017 Term Loan B	3.241%	2/22/24	740,000	743,330	(k)(l)
Virgin Media Bristol LLC, USD Term Loan I	3.744%	1/31/25	638,574	641,687	(k)(l)
Windstream Services, LLC, Repriced Term Loan B6	5.000%	3/29/21	146,080	147,754	(k)(l)

TOTAL TELECOMMUNICATION SERVICES				1,532,771

UTILITIES - 0.6%
Electric Utilities - 0.0%
Panda Temple Power LLC, 2015 Term Loan B	—	3/4/22	240,000	172,800	*(d)(f)(m)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power and Renewable Electricity Producers - 0.6%
Energy Future Intermediate Holding Co., LLC, 2016 DIP Term Loan	4.304%	6/30/17	2,152,830		$2,167,183	(k)(l)

TOTAL UTILITIES					2,339,983

TOTAL SENIOR LOANS (Cost - $34,426,090)					33,825,234

SOVEREIGN BONDS - 18.2%
Argentina - 2.3%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	1,590,000		1,644,378	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	10,960,000	ARS	725,994
Republic of Argentina, Bonds	18.200%	10/3/21	33,085,000	ARS	2,349,655
Republic of Argentina, Senior Bonds	6.875%	4/22/21	610,000		668,865
Republic of Argentina, Senior Bonds	7.500%	4/22/26	510,000		559,980
Republic of Argentina, Senior Bonds	7.125%	7/6/36	2,530,000		2,566,685
Republic of Argentina, Senior Bonds	7.625%	4/22/46	270,000		288,090

Total Argentina					8,803,647

Australia - 0.6%
Government of Australia, Senior Bonds	5.750%	7/15/22	2,500,000	AUD	2,206,180	(c)

Brazil - 1.6%
Federative Republic of Brazil, Notes	10.000%	1/1/21	12,200,000	BRL	3,847,554
Federative Republic of Brazil, Notes	10.000%	1/1/23	1,009,000	BRL	315,732
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,800,000		1,978,200

Total Brazil					6,141,486

Ecuador - 0.3%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	970,000		1,054,875	(a)

Hungary - 1.1%
Republic of Hungary, Senior Notes	5.750%	11/22/23	3,660,000		4,170,936

Indonesia - 2.7%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	42,662,000,000	IDR	3,487,152
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	1,597,000,000	IDR	127,362
Republic of Indonesia, Senior Notes	5.250%	1/17/42	6,070,000		6,557,209	(c)

Total Indonesia					10,171,723

Ivory Coast - 0.2%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	880,000		860,484	(a)

Jamaica - 0.3%
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,010,000		1,131,190

Kazakhstan - 1.2%
Republic of Kazakhstan, Senior Notes	5.125%	7/21/25	4,170,000		4,560,666	(c)

Kuwait - 0.3%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	1,000,000		1,024,051	(a)

Mexico - 2.3%
United Mexican States, Senior Bonds	8.500%	11/18/38	55,080,000	MXN	3,205,482
United Mexican States, Senior Notes	4.750%	3/8/44	5,810,000		5,746,090

Total Mexico					8,951,572

Nigeria - 0.3%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,120,000		1,158,091	(c)

Peru - 1.1%
Republic of Peru, Senior Bonds	4.125%	8/25/27	3,830,000		4,176,615

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Poland - 0.3%
Republic of Poland, Senior Notes	4.000%	1/22/24	1,110,000		$1,173,658

Portugal - 1.0%
Republic of Portugal, Notes	5.125%	10/15/24	4,000,000		3,917,700	(a)

Russia - 1.2%
Russian Federal Bond, Bonds	7.050%	1/19/28	261,490,000	RUB	4,436,512

Sweden - 1.4%
Kingdom of Sweden, Bonds	3.750%	8/12/17	16,000,000	SEK	1,828,855
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,470,485

Total Sweden					5,299,340

TOTAL SOVEREIGN BONDS (Cost - $69,005,433)					69,238,726

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.2%
U.S. Government Obligations - 0.2%
U.S. Treasury Bonds	3.375%	5/15/44	220,000		237,978
U.S. Treasury Bonds	2.875%	11/15/46	350,000		344,087

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $571,157)					582,065

			SHARES
COMMON STOCKS - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Berry Petroleum Co.			8,836		106,032	*(e)(f)
MWO Holdings LLC			488		89,724	*(e)(f)
Sanchez Energy Corp.			1,827		14,141	*

TOTAL ENERGY					209,897

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			15,000		191,250	*(e)(f)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			417,997		0	*(e)(f)(g)

TOTAL COMMON STOCKS (Cost - $796,197)					401,147

CONVERTIBLE PREFERRED STOCKS - 0.5%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Berry Petroleum Co.	6.000%		9,569		110,043	(b)(f)
Berry Petroleum Co.	6.000%		143		1,645	(b)(f)(n)
Sanchez Energy Corp.	6.500%		34,200		1,156,302

TOTAL ENERGY					1,267,990

HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Allergan PLC	5.500%		956		827,686

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $2,324,975)					2,095,676

PREFERRED STOCKS - 0.2%
INDUSTRIALS - 0.2%
Trading Companies & Distributors - 0.2%
General Finance Corp. (Cost - $643,125)	8.125%		25,725		657,145

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY		EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	VALUE
PURCHASED OPTIONS - 0.1%
E-mini S&P 500 Index Futures, Put @ $2,100.00		6/16/17	99	4,950	$13,613
E-mini S&P 500 Index Futures, Put @ $2,150.00		5/19/17	318	15,900	16,695
E-mini S&P 500 Index Futures, Put @ $2,200.00		6/16/17	96	4,800	24,000
E-mini S&P 500 Index Futures, Put @ $2,250.00		6/16/17	67	3,350	25,962
E-mini S&P 500 Index Futures, Put @ $2,300.00		5/19/17	70	3,500	16,100
E-mini S&P 500 Index Futures, Put @ $2,300.00		6/16/17	94	4,700	58,750
Euro Bund Futures, Put @ 160.50 EUR		5/26/17	151	15,100,000	74,018

TOTAL PURCHASED OPTIONS (Cost - $888,256)					229,138

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $379,995,219)					372,634,239

RATE				SHARES
SHORT-TERM INVESTMENTS - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $402,609)	0.679%			402,609	402,609

TOTAL INVESTMENTS - 98.3% (Cost - $380,397,828#)					373,036,848
Other Assets in Excess of Liabilities - 1.7%					6,366,424

TOTAL NET ASSETS - 100.0%					$379,403,272

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	The coupon payment on these securities is currently in default as of April 30, 2017.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Security is valued using significant unobservable inputs.

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of April 30, 2017.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of April 30, 2017. The interest rate for fully unfunded term loans is to be determined.

(n)	Restricted security (See Note 3).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
RUB	— Russian Ruble
SEK	— Swedish Krona

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE		CONTRACTS	NOTIONAL AMOUNT	VALUE
E-mini S&P 500 Index Futures, Put	6/16/17	$2,050.00		72	3,600	$7,560
E-mini S&P 500 Index Futures, Put	5/19/17	2,050.00		318	15,900	8,745
E-mini S&P 500 Index Futures, Put	6/16/17	2,150.00		94	4,700	17,390
Euro Bond Futures, Call	5/26/17	163.50	EUR	76	7,600,000	27,320
U.S. Dollar/Euro, Call	5/18/17	1.05		3,600,000	3,600,000	3,819
U.S. Dollar/Mexican Peso, Put	5/26/17	18.98	MXN	3,490,000	3,490,000	41,301

TOTAL WRITTEN OPTIONS (Premiums received - $447,339)						$106,135

At April 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	194	6/17	$47,862,669	$47,876,775	$14,106
90-Day Eurodollar	137	12/18	33,527,833	33,614,663	86,830
Euro BTP	86	6/17	12,199,941	12,338,563	138,622
Euro-Buxl	16	6/17	2,915,452	2,948,255	32,803
U.S. Treasury 2-Year Notes	3	6/17	649,302	649,828	526
U.S. Treasury 10-Year Notes	949	6/17	118,497,812	119,307,094	809,282
U.S. Treasury Ultra Long-Term Bonds	61	6/17	9,752,714	9,939,188	186,474

					1,268,643

Contracts to Sell:
3-Month Euribor	118	12/18	32,131,569	32,166,475	(34,906)
90-Day Eurodollar	194	6/19	47,400,658	47,542,125	(141,467)
90-Day Eurodollar	137	12/19	33,420,405	33,527,325	(106,920)
Australian 10-Year Bonds	122	6/17	11,845,711	11,850,313	(4,602)
Euro-Bobl	85	6/17	12,159,220	12,208,980	(49,760)
Euro-Bund	28	6/17	4,967,080	4,934,353	32,727
U.S. Treasury 5-Year Notes	161	6/17	18,939,617	19,063,406	(123,789)
U.S. Treasury Ultra 10-Year Notes	40	6/17	5,252,382	5,418,125	(165,743)
U.S. Treasury Long-Term Bonds	95	6/17	14,451,808	14,532,031	(80,223)

					(674,683)

Net unrealized appreciation on open futures contracts					$593,960

At April 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	22,224,325	USD	1,150,000	Bank of America N.A.	5/31/17	$24,978
EUR	150,000	USD	163,873	Bank of America N.A.	7/20/17	176
KRW	4,288,730,000	USD	3,771,638	Bank of America N.A.	7/20/17	498
USD	3,788,631	KRW	4,288,730,000	Bank of America N.A.	7/20/17	16,495
USD	1,315,429	MXN	24,980,000	Bank of America N.A.	7/20/17	5,325
USD	197,938	NZD	284,891	Bank of America N.A.	7/20/17	2,710
AUD	600,000	USD	446,816	Barclays Bank PLC	7/20/17	1,863
CAD	2,034,236	USD	1,535,510	Barclays Bank PLC	7/20/17	(43,508)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	50,000	USD	54,593	Barclays Bank PLC	7/20/17	$89
GBP	4,500,000	USD	5,781,254	Barclays Bank PLC	7/20/17	60,280
GBP	700,000	USD	905,034	Barclays Bank PLC	7/20/17	3,650
INR	484,330,000	USD	7,436,358	Barclays Bank PLC	7/20/17	10,299
USD	4,425,978	AUD	5,914,000	Barclays Bank PLC	7/20/17	3,505
USD	2,839,087	BRL	9,030,000	Barclays Bank PLC	7/20/17	45,033
USD	8,208,322	CAD	10,933,895	Barclays Bank PLC	7/20/17	188,899
USD	955,892	EUR	896,899	Barclays Bank PLC	7/20/17	(25,009)
USD	14,378,280	GBP	11,479,866	Barclays Bank PLC	7/20/17	(523,949)
USD	10,951,509	JPY	1,195,685,711	Barclays Bank PLC	7/20/17	190,711
USD	6,671,252	SEK	59,610,000	Barclays Bank PLC	7/20/17	(86,677)
USD	9,793,693	TWD	298,120,000	Barclays Bank PLC	7/20/17	(119,923)
RUB	66,300,000	USD	1,148,301	Citibank N.A.	7/20/17	(3,688)
USD	2,727,142	CNH	18,970,000	Citibank N.A.	7/20/17	(4,962)
MXN	63,171,351	USD	3,300,627	Goldman Sachs Group Inc.	7/20/17	12,466
IDR	25,892,465,293	USD	1,937,334	JPMorgan Chase & Co.	7/20/17	(12,276)
ZAR	25,088,000	USD	1,809,461	Morgan Stanley & Co. Inc.	7/20/17	43,139
ARS	24,269,000	USD	1,448,290	Citibank N.A.	8/15/17	50,339
ARS	30,840,000	USD	1,774,964	JPMorgan Chase & Co.	11/15/17	44,973

Total						$(114,564)

Abbreviations used in this table:

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Chinese Offshore Yuan
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SEK	— Swedish Krona
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

At April 30, 2017, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†		PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Banc of America Securities LLC	29,728,385	BRL	1/4/21	BRL-CDI	**	1.078%**	—	$1,137,510

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Chicago Mercantile Exchange	117,360,000	CAD	12/9/18	1.085% semi-annually	3-Month CDOR-BA-quarterly	—	$(84,174)
Chicago Mercantile Exchange	89,520,000		12/13/18	3-Month LIBOR-quarterly	1.355% semi-annually	—	(222,246)
Chicago Mercantile Exchange	407,530,000	SEK	3/14/19	-0.220% annually	3-Month SEK- STIBOR-SIDE quarterly	$3,919	(79,226)
Chicago Mercantile Exchange	5,850,000		6/13/21	3-Month LIBOR-quarterly	1.185% semi-annually	—	(157,413)
Chicago Mercantile Exchange	4,060,000		8/2/21	1.081% semi-annually	3-Month LIBOR-quarterly	—	132,280
Chicago Mercantile Exchange	5,880,000	NZD	8/2/21	3-Month FRA-quarterly	2.102% semi-annually	—	(106,546)
Chicago Mercantile Exchange	4,040,000		8/4/21	1.142% semi-annually	3-Month LIBOR-quarterly	—	121,834
Chicago Mercantile Exchange	4,040,000		8/4/21	1.142% semi-annually	3-Month LIBOR-quarterly	—	121,502
Chicago Mercantile Exchange	5,760,000	NZD	8/4/21	3-Month FRA-quarterly	2.105% semi-annually	—	(104,269)
Chicago Mercantile Exchange	5,760,000	NZD	8/4/21	3-Month FRA-quarterly	2.105% semi-annually	—	(104,269)
Chicago Mercantile Exchange	57,412,000		11/30/22	1.674% semi-annually	3-Month LIBOR-quarterly	—	991,319
Chicago Mercantile Exchange	5,840,000		6/13/26	1.580% semi-annually	3-Month LIBOR-quarterly	754	321,939

Total						$4,673	$830,731

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.IG.28 Index)	$11,350,000	6/20/22	1.000% quarterly	$198,416	$174,426	$23,990

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.28 Index)	$5,560,000	6/20/22	5.000% quarterly	$(424,784)	$(407,675)	$(17,109)

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Bank of America Securities LLC	$3,090,000	4/25/46	1.964%**	CPURNSA**	—	$280,046
Barclays Capital Inc.	1,490,000	4/8/46	1.990%**	CPURNSA**	—	121,324

Total	$4,580,000				—	$401,370

Abbreviations used in this table:

BRL	— Brazillan Real
CAD	— Canadian Dollar
NZD	— New Zealand Dollar
SEK	— Swedish Krona

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Onetime payment made at termination date.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$27,372,944	$341,250		$27,714,194
Materials	—	20,864,929	0	*	20,864,929
Other Corporate Bonds & Notes	—	129,324,841	—		129,324,841
Asset-Backed Securities	—	26,810,997	2,852,519		29,663,516
Collateralized Mortgage Obligations	—	54,565,115	—		54,565,115
Convertible Bonds & Notes	—	3,456,983	—		3,456,983
Mortgage-Backed Securities	—	15,530	—		15,530
Senior Loans:
Health Care	—	4,185,406	363,949		4,549,355
Industrials	—	1,819,650	180,130		1,999,780
Utilities	—	2,167,183	172,800		2,339,983
Other Senior Loans	—	24,936,116	—		24,936,116
Sovereign Bonds	—	69,238,726	—		69,238,726
U.S. Government & Agency Obligations	—	582,065	—		582,065
Common Stocks:
Energy	$14,141	—	195,756		209,897
Health Care	—	—	191,250		191,250
Materials	—	—	0	*	0	*
Convertible Preferred Stocks:
Energy	—	1,156,302	111,688		1,267,990
Health Care	827,686	—	—		827,686
Preferred Stocks	657,145	—	—		657,145
Purchased Options	229,138	—	—		229,138

Total Long-Term Investments	1,728,110	366,496,787	4,409,342		372,634,239

Short-Term Investments†	402,609	—	—		402,609

Total Investments	$2,130,719	$366,496,787	$4,409,342		$373,036,848

Other Financial Instruments:
Futures Contracts	$1,301,370	—	—		$1,301,370
Forward Foreign Currency Contracts	—	$705,428	—		705,428
OTC Interest Rate Swaps‡	—	1,137,510	—		1,137,510
OTC Total Return Swaps‡	—	401,370	—		401,370
Centrally Cleared Interest Rate Swaps	—	1,688,874	—		1,688,874
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	23,990	—		23,990

Total Other Financial Instruments	$1,301,370	$3,957,172	—		$5,258,542

Total	$3,432,089	$370,453,959	$4,409,342		$378,295,390

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$61,015	$45,120	—	$106,135
Futures Contracts	707,410	—	—	707,410
Forward Foreign Currency Contracts	—	819,992	—	819,992
Centrally Cleared Interest Rate Swaps	—	858,143	—	858,143
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	17,109	—	17,109

Total	$768,425	$1,740,364	—	$2,508,789

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	FINANCIALS		MATERIALS		ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of July 31, 2016	$1,163,000	—	$0	*	$0	*	$5,664,847	$3,099,496
Accrued premiums/discounts	—	—	—		—		3,815	5,208
Realized gain (loss)	34,890	—	(9)		—		(409,970)	257
Change in unrealized appreciation (depreciation)[1]	—	—	9		(17)		409,391	20,204
Purchases	—	—	—		17		970,000	—
Sales	(1,197,890)	—	—		—		(3,785,564)	(2,380,657)
Transfers into Level 3[2]	—	$341,250	—		—		—	—
Transfers out of Level 3[3]	—	—	—		—		—	(744,508)

Balance as of April 30, 2017	—	$341,250	—		$0	*	$2,852,519	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2017[1]	—	—	—		$(17)		(37,299)	—

	SENIOR LOANS				COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	HEALTH CARE	INDUSTRIALS	UTILITIES	ENERGY	HEALTH CARE	MATERIALS		CONVERTIBLE PREFERRED STOCKS	TOTAL
Balance as of July 31, 2016	$413,960	—	—	—	—	$183,750	$0	*	—	$10,525,053
Accrued premiums/discounts	7,252	$1	$602	—	—	—	—		—	16,878
Realized gain (loss)	336	—	124	—	—	—	—		—	(374,372)
Change in unrealized appreciation (depreciation)[1]	5,044	2,067	(7,999)	$4,800	$(415,448)	7,500	—		$22,518	48,069
Purchases	—	361,881	190,000	168,000	611,204	—	—		89,170	2,390,272
Sales	(4,800)	—	(2,597)	—	—	—	—		—	(7,371,508)
Transfers into Level 3[2]	—	—	—	—	—	—	—		—	341,250
Transfers out of Level 3[3]	(421,792)	—	—	—	—	—	—		—	(1,166,300)

Balance as of April 30, 2017	—	$363,949	$180,130	$172,800	$195,756	$191,250	$0	*	$111,688	$4,409,342

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2017[1]	—	$2,067	$(7,999)	$4,800	$(415,448)	$7,500	—		$22,518	$(423,878)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At April 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,300,981
Gross unrealized depreciation	(21,661,961)

Net unrealized depreciation	$(7,360,980)

3. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Value at 4/30/2017	Value per Share	Percent of Net Assets
Berry Petroleum Co.	143	2/17	$1,430	$1,645	$11.50	0.00%

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	June 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	June 23, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 23, 2017